                                                                EXHIBIT h(26)(g)

                                 AMENDMENT NO. 6

                             PARTICIPATION AGREEMENT

         The Participation Agreement, made and entered into as of the 17th day of February, 1998, and amended on December 11, 1998, March 15, 1999, April 17, 2000, May 1, 2000, and May 1, 2001 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, A I M Distributors, Inc., a Delaware corporation, Sun Life Assurance Company of Canada (U.S.), a Delaware life insurance company, and Clarendon Insurance Agency, Inc., a Massachusetts corporation, is hereby amended as follows:

         Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

       FUNDS AVAILABLE UNDER THE                SEPARATE ACCOUNTS                    CONTRACTS FUNDED BY THE SEPARATE
              POLICIES                         UTILIZING THE FUNDS                               ACCOUNTS
       -------------------------               -------------------                   --------------------------------
        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund           Sun Life of Canada (U.S.)        o    FUTURITY VARIABLE AND FIXED ANNUITY
AIM V.I. Growth Fund                         Variable Account F                    CONTRACT
AIM V.I. Growth and Income Fund                                               o    FUTURITY II VARIABLE AND FIXED ANNUITY
AIM V.I. International Equity Fund                                                 CONTRACT
                                                                              o    FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS II VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund           Sun Life of Canada U.S.          o    FUTURITY VARIABLE UNIVERSAL LIFE
AIM V.I. Growth Fund                         Variable Account I                    INSURANCE POLICIES
AIM V.I. Growth and Income Fund                                               o    FUTURITY SURVIVORSHIP VARIABLE UNIVERSAL
AIM V.I. International Equity Fund                                                 LIFE INSURANCE  POLICIES
                                                                              o    FUTURITY SURVIVORSHIP II VARIABLE
                                                                                   UNIVERSAL LIFE INSURANCE  POLICIES
                                                                              o    FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE  POLICIES
                                                                              FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE
                                                                              INSURANCE POLICIES

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund           Sun Life of Canada (U.S.)        o    SUN LIFE CORPORATE VARIABLE UNIVERSAL
AIM V.I. Value Fund                          Variable Account G                    LIFE INSURANCE POLICIES

        SERIES (I) SHARES

AIM V.I. Capital Appreciation Fund           Sun Life of Canada (U.S.)        o    FUTURITY CORPORATE VARIABLE UNIVERSAL
AIM V.I. Growth Fund                         Variable Account G                    LIFE INSURANCE POLICIES
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

        SERIES (I) SHARES

AIM V.I. Value Fund                          Sun Life of Canada (U.S.)        o    FUTURITY II VARIABLE AND FIXED ANNUITY
                                             Variable Account F                    CONTRACT
                                                                              o    FUTURITY III VARIABLE AND FIXED ANNUITY
                                                                                   CONTRACT
                                                                              o    FUTURITY FOCUS II VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY ACCOLADE VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT
                                                                              o    FUTURITY SELECT FOUR VARIABLE AND FIXED
                                                                                   ANNUITY CONTRACT

        SERIES (I) SHARES

AIM V.I. Value Fund                          Sun Life of Canada (U.S.)        o    FUTURITY SURVIVORSHIP II VARIABLE
                                             Variable Account I                    UNIVERSAL LIFE INSURANCE  POLICIES
                                                                              o    FUTURITY PROTECTOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE  POLICIES
                                                                              o    FUTURITY ACCUMULATOR VARIABLE UNIVERSAL
                                                                                   LIFE INSURANCE  POLICIES

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:  September 1, 2001
                                              AIM VARIABLE INSURANCE FUNDS




Attest: /s/ NANCY L. MARTIN                   By: /s/ CAROL F. RELIHAN
        ------------------------------            ------------------------------
Name:   Nancy L. Martin                       Name:  Carol F. Relihan
Title:  Assistant Secretary                   Title: Senior Vice President

                                              A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                   By: /s/ MICHAEL J. CEMO
        ------------------------------            ------------------------------
Name:   Nancy L. Martin                       Name:  Michael J. Cemo
Title:  Assistant Secretary                   Title: President

                                           SUN LIFE ASSURANCE COMPANY OF
                                           CANADA (U.S.)


Attest: /s/ MAURA MURPHY                   By: /s/ RONALD J. FERNANDES
        ------------------------------         ---------------------------------
Name:   Maura Murphy                       Name:  Ronald J. Fernandes
        ------------------------------
Title:  Senior Counsel                     Title: Vice President, Retirement
        ------------------------------     Products & Services


                                           By: /s/ EDWARD M. SHEA
                                               ---------------------------------
                                           Name:  Edward M. Shea
                                           Title: Assistant Vice President and
                                                   Senior Counsel


                                           CLARENDON INSURANCE AGENCY, INC.


Attest: /s/ MAURA MURPHY                   By: /s/ NORTON A. GOSS, II
        ------------------------------         ---------------------------------
Name:   Maura Murphy
        ------------------------------     Name:  Norton A. Goss, II
Title:  Senior Counsel
        ------------------------------     Title: Assistant Vice President


                                           By: /s/ GEORGE E. MADEN
                                               ---------------------------------
                                           Name:  George E. Maden
                                           Title: Secretary